ACCRUALS AND OTHER PAYABLES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	[1]	Dec. 31, 2020 CNY (¥)
ACCRUALS AND OTHER PAYABLES [abstract]
Due to third parties	¥ 1,367,508			¥ 1,401,338
Due to related parties	587,667			448,318
Total accruals and other payables	¥ 1,955,175	$ 306,809		¥ 1,849,656

[1]	Translation of amounts from Renminbi (“RMB”) into United States dollars (“US$”) for the convenience of the reader has been made at US$1.00=RMB6.3726, the certified exchange rates for December 30, 2021 as published by the Federal Reserve Board of the United States. No representation is made that the RMB amounts could have been, or could be, converted into US$ at that rate on December 30, 2021 or on any other date.